UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of earliest event reported: November 11, 2021

GOOD GAMING, INC.

(Exact name of registrant as specified in charter)

Nevada	000-53949	26-3988293
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

415 McFarlan Road, Suite 108

Kennett Square, PA 19348

(Address of Principal Executive Offices) (Zip Code)

(610)-365-7838

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On November 11, 2021 (the “Signing Date”), Good Gaming, Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with a several institutional and accredited investors (the “Investors”) pursuant to which the Company will sell to the Investors in a private placement an aggregate of (i) 15,922,156 shares of common stock (the “Shares”), (ii) pre-funded warrants to purchase up to an aggregate of 4,811,181 shares of common stock (the “Pre-Funded Warrants”) and (iii) warrants to purchase up to an aggregate of 20,733,337 shares of common stock for gross proceeds to the Company of approximately $3,100,000. The combined purchase price for one share of common stock and a warrant to purchase one share of common stock is $0.15 and the combined purchase price for one pre-funded warrant to purchase one share of common stock and a warrant to purchase one share of common stock is 0.1499.

The Company intends to use the net proceeds primarily to expand and promote Microbuddies, as well as for working capital and general corporate purposes. The closing is expected to occur on or about November 16, 2021, subject to the satisfaction of customary closing conditions.

The Pre-Funded warrants have an exercise price of $0.0001 per share, subject to adjustment, and no expiration date. The Pre-Funded Warrants will be exercisable immediately upon issuance and may be exercised at any time (subject to any Beneficial Ownership Limitation as set forth in the Pre-Funded Warrant (which may not exceed either 4.99% or 9.99% as elected by each Investor receiving a Pre-Funded Warrant) until all of the Pre-Funded Warrants are exercised in full.

The Warrant is exercisable immediately upon issuance for a period of five and one-half years from the date of issuance and has an exercise price of $0.20 per share, subject to adjustment as set forth in the Warrant for stock splits, stock dividends, recapitalizations and similar customary adjustments. The Investor may exercise the Warrant on a cashless basis if the shares of common stock underlying the Warrant (the “Warrant Shares”) are not then registered pursuant to an effective registration statement. The Investors have contractually agreed to restrict their ability to exercise the Warrants such that the number of shares of the Company’s common stock held by the Investors and their respective affiliates after such exercise does not exceed the Beneficial Ownership Limitation set forth in the Warrant which may not exceed 4.99% (or 9.99%, at the election of each Investor) of the Company’s then issued and outstanding shares of common stock.

In connection with the Purchase Agreement, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with the Investors. Pursuant to the Registration Rights Agreement, the Company will be required to file a resale registration statement (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) to register for resale of the Shares, the shares issuable upon exercise of the Pre-Funded Warrants and the Warrant Shares, within 15 days of the Signing Date, and to have such Registration Statement declared effective within 60 days after the Signing Date, or 90 days of the Signing Date in the event the Registration Statement is “fully” reviewed by the SEC. The Company will be obligated to pay certain liquidated damages to the investor if the Company fails to file the resale registration statement when required, fails to cause the Registration Statement to be declared effective by the SEC when required, of if the Company fails to maintain the effectiveness of the Registration Statement.

Pursuant to an engagement letter (the “Engagement Letter”), dated as of November 8, 2021, by and between the Company and H.C. Wainwright & Co., LLC (“Wainwright”), the Company engaged Wainwright to act as the Company’s exclusive placement agent in connection with the offering. Pursuant to the engagement agreement, the Company agreed to pay Wainwright a cash fee of 7.5% of the gross proceeds the Company receives under the Purchase Agreement. The Company also agreed to pay Wainwright (i) a management fee equal to 1.0% of the gross proceeds raised in the offering; (ii) $35,000 for non-accountable expenses and (iii) up to $50,000 for fees and expenses of legal counsel and other out-of-pocket expenses. In addition, the Company agreed to issue to Wainwright (or its designees) placement agent warrants (the “Placement Agent Warrants”) to purchase a number of shares equal to 8.0% of the aggregate number of shares of common stock (including shares of common stock issuable pursuant to the Pre-Funded Warrants) sold under the Purchase Agreement, or warrants to purchase up to an aggregate of 1,658,667 shares. The Placement Agent Warrants generally will have the same terms as the Warrants, except they will have an exercise price of $0.1875 per share.

The foregoing descriptions of the Purchase Agreement, Warrants, Registration Rights Agreement, Engagement Letter and Placement Agent Warrants described herein are subject to, and qualified in their entirety by, such documents, which are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure under Item 1.01 above is incorporated herein by reference. In connection with the issuance of the securities described in Item 1.01, the Company relied upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, for transactions not involving a public offering.

Item 8.01 Other Events.

On November 11, 2021, the Company issued a press release regarding the private placement. A copy of the press release is attached as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Item 9.01 Financial Statements And Exhibits.

d) Exhibits

Exhibit No.	Description
10.1	Engagement Letter dated November 8, 2021
10.2	Form of Securities Purchase Agreement
10.3	Form of Warrant
10.4	Form of Registration Rights Agreement
10.5	Form of Placement Agent Warrant
10.6	Form of Pre-Funded Warrant
99.1	Press Release issued November 12, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 15, 2021

Good Gaming, Inc.

By:	/s/ David B. Dorwart
Name:	David B. Dorwart
Title:	Chief Executive Officer